CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the reference to our firm in Post-Effective Amendment #32 to the Registration Statement on Form N-1A of Catalyst Funds. Such reference appears in the SMH Representation Trust’s Statement of Additional Information, under the caption “Independent Registered Public Accounting Firm.”

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania

December 29, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of the Catalyst Value Fund, Catalyst/SMH High Income Fund (formerly the Catalyst High Income Fund) and Catalyst/SMH Total Return Income Fund (formerly the Catalyst Total Return Income Fund) (each a series of shares of beneficial interest of Catalyst Funds) of our report dated August 27, 2009 on the financial statements and financial highlights included in the June 30, 2009 Annual Report to the Shareholders of the above referenced funds.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania

December 29, 2009

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference into the Prospectus and Statement of Additional Information in the accompanying Post-Effective Amendment to the Registration Statement on Form N-1A of Compass EMP Conservative to Moderate Fund and Compass EMP Long-Term Growth Fund, each a series of shares of beneficial interest of Catalyst Funds, of our report dated August 27, 2009 on the financial statements and financial highlights included in the June 30, 2009 Annual Report to the Shareholders of the above referenced Funds.

We further consent to the references to our firm under the heading “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania

December 29, 2009